Supplement Dated November 13, 2015
To The Prospectus Dated April 27, 2015

JNL® Series Trust

Effective November 13, 2015, the following investment options will be offered through the Jackson National Life Insurance Company® Management Deferred Income Plan (the "Plan"):

	Vanguard Developed Markets Index Fund Institutional Shares
	Vanguard Institutional Index Fund Institutional Shares
	Vanguard S&P Mid-Cap 400 Index Fund Institutional Shares
	Vanguard S&P Small-Cap 600 Index Fund Institutional Shares
	Vanguard Total Bond Market Index Fund Institutional Shares

When the market closes (generally 4:00 p.m. Eastern time) on November 13, 2015, several investment options offered through the Plan will no longer be available. As a result, all existing balances and future contributions will be transferred to new investment options. See the below chart for details. The transfer of balances will appear as an exchange on your account history and quarterly statement. You may also receive a prospectus as a result of these transactions.

Old Investment Options	New Investment Options
JNL/Mellon Capital Bond Index Fund B	Vanguard Total Bond Market Index Fund Institutional Shares
JNL/Mellon Capital International Index Fund B	Vanguard Developed Markets Index Fund Institutional Shares
JNL/Mellon Capital Small Cap Index Fund B	Vanguard S&P Small-Cap 600 Index Fund Institutional Shares
JNL/Mellon Capital S&P 500® Index Fund B	Vanguard Institutional Index Fund Institutional Shares
JNL/Mellon Capital S&P® 400 MidCap Index Fund B	Vanguard S&P Mid-Cap 400 Index Fund Institutional Shares

This Supplement is dated November 13, 2015.

Supplement Dated November 13, 2015
To The Prospectus Dated April 27, 2015

JNL® Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the changes impact your variable annuity product(s).

Effective February 1, 2016, the strategy of the JNL/Oppenheimer Emerging Markets Innovator Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers that are economically tied to an emerging market country.  The Fund's investments in issuers in frontier markets are included in this 80% policy.

As a result of the change in investment strategy, in the summary prospectus section entitled "Summary Overview of Each Fund," for the JNL/Oppenheimer Emerging Markets Innovator Fund, in the sub-section entitled "Principal Investment Strategies," please delete the third paragraph in its entirety and replace it with the following:

The Fund may also invest in securities of issuers in less-developed emerging market countries that are not included in standard emerging market benchmarks or classifications and are traditionally less accessible to investors or in the early stages of capital market or economic development (such countries are commonly referred to as "frontier" market countries). Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging and developing market countries. Investments in issuers in frontier market countries are included in the 80% of the Fund's assets discussed in the investment policy above.

In the section entitled "Additional Information About Each Fund," please delete the third paragraph of the subsection "Principal Investment Strategies" for JNL/Oppenheimer Emerging Markets Innovator Fund and replace it with the following:

The Fund may also invest in securities of issuers in less-developed emerging market countries that are not included in standard emerging market benchmarks or classifications and are traditionally less accessible to investors or in the early stages of capital market or economic development (such countries are commonly referred to as "frontier" market countries). Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging and developing market countries. Investments in issuers in frontier market countries are included in the 80% of the Fund's assets discussed in the investment policy above.

This Supplement is dated November 13, 2015.